AMENDMENT NO. 1 TO AMENDED AND RESTATED DEPOSIT AGREEMENTS

AMENDMENT NO. 1 dated as of November , 2007 (the "Amendment") to the (i) Amended and Restated Deposit Agreement, dated as of December 19, 2006, among FIAT S.p.A. and its successors (the "Company"), Deutsche Bank Trust Company Americas, as successor depositary (the "Depositary"), and all Owners and holders from time to time of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts ("ADRs") issued thereunder (the "Ordinary Share Deposit Agreement"), (ii) Amended and Restated Deposit Agreement, dated as of December 19, 2006, among the Company, the Depositary and all Owners and holders from time to time of ADSs evidenced by ADRs issued thereunder (the "Preferred Share Deposit Agreement"), and (iii) the Amended and Restated Deposit Agreement, dated as of December 19, 2006, among the Company, the Depositary, and all Owners and holders from time to time of ADSs evidenced by ADRs issued thereunder (the "Savings Share Deposit Agreement" and, together with the Ordinary Share Deposit Agreement and the Preferred Share Deposit Agreement, the "Deposit Agreements").

WITNESSETH:

WHEREAS, the Company and the Depositary executed the Deposit Agreements for the purposes set forth therein; and

WHEREAS, the Company filed a Form 15F with the Securities and Exchange Commission on August 23, 2007 in order to deregister and terminate its reporting obligations with respect to its ordinary shares, preference shares and savings shares and American Depositary Shares under the Securities Exchange Act of 1934, as amended.

WHEREAS, pursuant to paragraph (16) of the forms of ADR set forth in Exhibit (a) to each of the Deposit Agreements, the Company and the Depositary desire to amend the terms of the Deposit Agreements and ADRs to reflect the Rule 12g3-2(b) exempt status of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree to amend the Deposit Agreement as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used, but not otherwise defined, herein shall have the meaning given to such terms in the Deposit Agreement.

ARTICLE II

AMENDMENTS TO DEPOSIT AGREEMENT AND FORM OF ADR

SECTION 2.01.  All references in each Deposit Agreement to the term "Deposit Agreement" shall, as of the date hereof, refer to that Deposit Agreement, as amended by this Amendment.

SECTION 2.02. The last two sentences of paragraph (8) of each form of ADR is amended to read as follows:

The Company shall publish on its web site (www.fiatgroup.com) on an ongoing basis, or otherwise make available through an electronic information delivery system, certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties. The Company represents and warrants to, and agrees with, the Depositary and the Holders, that:

(a) This Amendment, when executed and delivered by the Company, and the Deposit Agreement and the Form F-6 POS as executed and delivered by the Company in connection herewith, will be and have been, respectively, duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

(b) In order to ensure the legality, validity, enforceability or admissibility into evidence of this Amendment or the Deposit Agreement as amended hereby, and any other document furnished hereunder or thereunder in Italy, neither of such agreements need to be filed or recorded with any court or other authority in Italy, nor does any stamp or similar tax need to be paid in Italy on or in respect of such agreements; and

(c) All of the information provided to the Depositary by the Company in connection with this Amendment is true, accurate and correct.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Effective Date. This Amendment shall be effective of the date first set forth above.

SECTION 4.02. Indemnification. The parties hereto shall remain subject to the indemnification provisions of Section 16 of each Deposit Agreement, as amended hereby, in connection with any and all liability it or they may incur as a result of the terms of this Amendment and the transactions contemplated herein.

SECTION 4.03. Governing Law; Jurisdiction. Each Deposit Agreement, the Amendment and the ADRs as amended hereby shall be governed by and construed in accordance with the laws of the State of New York. Any dispute, legal suit, action or proceeding arising out of or based upon a Deposit Agreement (as amended by the Amendment) or the transactions contemplated thereby shall be submitted to the exclusive jurisdiction of the Courts of New York, New York.

SECTION 4.04. Outstanding ADRs. ADRs issued prior or subsequent to the date hereof, which do not reflect the changes to the form of ADR effected hereby, do not need to be called in for exchange and may remain outstanding until such time as the Holders thereof choose to surrender them for any reason under the relevant Deposit Agreement. The Depositary is authorized and directed to take any and all actions deemed necessary to effect the foregoing.

IN WITNESS WHEREOF, the Company and the Depositary have caused this Amendment to be executed by representatives thereunto duly authorized as of the date set forth above and all Holders shall become parties hereto by holding ADSs as of the date hereof.

FIAT S.p.A.

By:	__________________________
Name:
Title:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	__________________________
Name:
Title:

By:	__________________________
Name:
Title:

Exhibit A

No. of ADSs:

_________________	_________________
Number	Each ADS represents One Share CUSIP:

AMERICAN DEPOSITARY RECEIPT

evidencing

AMERICAN DEPOSITARY SHARES

representing

ORDINARY SHARES

of

FIAT S.p.A.

(Incorporated under the laws of the Republic of Italy)

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York corporation, as depositary hereunder (the “Depositary”), hereby certifies that _____ is the registered owner (a “Holder”) of __ American Depositary Shares (“ADSs”), each (subject to paragraph (13)) representing one ordinary share, 5.0 euro par value (including the rights to receive Shares described in paragraph (1), “Shares” and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the “Deposited Securities”), of FIAT S.p.A., a corporation organized under the laws of the Republic of Italy (the “Company”) deposited under the Amended and Restated Deposit Agreement dated as of December 19, 2006 (as amended from time to time, the “Deposit Agreement”) among the Company, the Depositary and all Holders from time to time of American Depositary Receipts issued thereunder (“ADRs”), each of whom by accepting an ADR becomes a party thereto. The Deposit Agreement and this ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the laws of the State of New York.

1.	Issuance of ADRs

This ADR is one of the ADRs issued under the Deposit Agreement. Subject to paragraphs (4) and (7), the Depositary may so issue ADRs (defined in paragraph (3)) only against deposit with the Custodian of: (a) Shares in form satisfactory to the Custodian; (b) rights to receive Shares from the Company or any registrar or transfer agent of the Company or other entity recording Share ownership or transactions on behalf of the Company; or (c) unless requested in writing by the Company to cease doing so at least two business days in advance of the proposed deposit, other rights to receive Shares (until such Shares are actually deposited pursuant to (a) or (b) above, “Pre-released ADRs”) only if (i) Pre-released ADRs are fully collateralized (marked to market daily) with cash or U.S. government securities held by the Depositary for the benefit of Holders (but such collateral shall not constitute “Deposited Securities”), (ii) each recipient of Pre-released ADRs represents and agrees in writing with the Depositary that such recipient or its customer (a) beneficially owns such Shares, (b) assigns all beneficial right, title and interest therein to the Depositary for the benefit of the Holders, (c) holds such Shares in trust for the account of the Depositary and (d) will deliver such Shares to the Custodian as soon as practicable and promptly but in no event more than five business days after demand therefor and (iii) all Pre-released ADRs evidence not more than 20% of all ADSs (excluding those evidenced by Pre-released ADRs); provided, however, that the Depositary reserves the right, after consultation with the Company, to change or disregard such limit from time to time as it deems appropriate. The Depositary may retain for its own account any earnings on collateral for Pre-released ADRs and its charges for issuance thereof. Shares or evidence of rights to receive Shares may be deposited through (x) electronic transfer of such Shares to the account maintained by the Custodian or its nominee for such purpose at Monte Titoli S.p.A., or (y) evidence satisfactory to the Custodian of irrevocable instructions to cause such Shares to be transferred to such account or (z) if the Shares are held in certificated form, delivery of the certificates representing such Shares in the manner specified by, and to the extent allowed under, applicable law. If use of the Monte Titoli S.p.A. book-entry system in connection with the Shares is discontinued at any time for any reason, the Company shall make other book-entry arrangements (if any) that it determines, after consultation with the Depositary, are reasonable. At the request, risk and expense of the person depositing Shares, the Depositary may accept deposits for forwarding to the Custodian and may deliver ADRs at a place other than the Transfer Office. Every person depositing Shares under the Deposit Agreement represents and warrants that such Shares are validly issued and outstanding, fully paid, nonassessable and free of pre-emptive rights, that the person making such deposit is duly authorized so to do and that such Shares (A) are not “restricted securities” as such term is defined in Rule 144 under the Securities Act of 1933, unless at the time of deposit they may be freely transferred in accordance with Rule 144 (k) or may otherwise be offered and sold freely in the United States in transactions exempt from registration under that Act or (B) have been registered under the Securities Act of 1933. Such representations and warranties shall survive the deposit of Shares, issuance of ADRs, the transfer of ADRs and the withdrawal of Shares in respect of surrendered ADRs. The Depositary will not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the Securities Act of 1933 and not so registered; the Depositary shall use its reasonable commercial efforts to refuse to accept for such deposit any Shares identified by the Company in order to facilitate the Company’s compliance with such Act.

2.	Withdrawal of Deposited Securities

Subject paragraphs (4), (5) and (7) and to the provisions of or governing Deposited Securities, upon surrender of (i) a certificated ADR in form satisfactory to the Depositary at the Transfer Office or (ii) proper instructions and documentation in the case of a Direct Registration ADR, the Holder hereof is entitled to delivery of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. Delivery of Deposited Securities may be made by (i) electronic transfer to an account at Mount Titoli S.p.A. specified in the Withdrawal Order in the name of the Holder or such name of the Holder or such other name as the Holder may direct, or (ii), at the risk and expense of the Holder, any other means as the Holder may reasonably request consistent with applicable law and the provisions of or governing the Deposited Securities. Such delivery of Deposited Securities shall be accompanied by the delivery to the Holder or to such other person as the Holder may direct of properly executed instruments of transfer or endorsements as may be necessary under applicable law, and, to the extent practicable, Deposited Securities that are Shares or other securities shall be registered in the name of such Holder or such other name as such Holder may direct. Notwithstanding any other provision of the Deposit Agreement or this ADR, the withdrawal of Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A. (1) of Form F-6 (as such instructions may be amended from time to time) under Securities Act of 1933.

3.	Transfers of ADRs

The Depositary or its agent will keep, at a designated transfer office in the Borough of Manhattan, The City of New York (the “Transfer Office”), (a) a register (the “ADR Register”) for the registration, registration of transfer, combination and split-up of ADRs, and, in the case of Direct Registration ADRs, shall include the Direct Registration System, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Deposit Agreement and (b) facilities for the delivery and receipt of ADRs. The term ADR Register includes the Direct Registration System. Title to this ADR and to the Deposited Securities represented by the ADSs evidenced hereby), when properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this ADR is registered on the ADR Register as the absolute owner hereof for all purposes. Subject to paragraphs (4) and (5), this ADR is transferable on the ADR Register and may be split into other ADRs evidencing the same number ADSs evidenced by this ADR, or combined with other ADRs into one ADR, by the Holder hereof or by duly authorized attorney upon surrender of this ADR at the Transfer Office properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the ADR Register at any time and from time to time when it deems it expedient after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business, or as reasonably requested by the Company. At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated ADR with a Direct Registration ADR, or vice versa, execute and deliver a certificated ADR or a Direct Registration ADR, as the case may be, evidencing the same aggregate number of ADSs as those evidenced by the certificated ADR or Direct Registration ADR, as the case may be, substituted.

4.	Certain Limitations

Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof or, subject to the last sentence of paragraph (2), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) of this ADR; (b) the production of proof satisfactory to it of (i) the identity and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of ADRs, Deposited Securities or any other securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and this ADR, as it may deem necessary or proper; and (c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement. The Depositary shall use its reasonable efforts to notify the Company of any procedures it establishes in the future pursuant to clause (c) above. The issuance of ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the last sentence of paragraph (2), the withdrawal of Deposited Securities, may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed necessary or advisable by the Depositary (after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business) or requested by the Company (after consultation with the Depositary).

5.	Taxes

If any tax or other governmental charge shall become payable by or on behalf of the Custodian or the Depositary with respect to this ADR, any Deposited Securities represented by the ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof, any part or all of such Deposited Securities (after attempting by reasonable means to notify the Holder hereof prior to such sale), for purposes of applying such deduction or the proceeds of any such sale in payment of any such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced hereby to reflect any such sales of Shares and shall distribute the net proceeds of any such sale after deduction of such tax or other charge (including the costs and expenses related thereto) to the Holders entitled thereto. The Depositary will forward to the Company in a timely fashion such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental authorities or agencies, and either the Company or the Depositary may file any such reports necessary to obtain benefits under any applicable tax treaties for Holders. The Depositary shall cooperate with the Company in the Company’s efforts to make and maintain arrangements enabling Holders to receive any tax credits or other benefits (pursuant to treaty or otherwise) relating to dividend payments on the ADSs, and the Depositary shall, to the extent reasonably practicable, provide the Company with such documents as the Company may reasonably request to maintain such arrangements. In connection with any distribution to Holders, the Company will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may, after consultation with the Company to the extent practicable, dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto.

6.	Disclosure of Interests

To the extent that the provisions of or governing any Deposited Securities require disclosure of or impose limits on beneficial or other ownership of Deposited Securities, other Shares and other securities and provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and all owners of beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations and to cooperate with the Depositary in the Depositary’s compliance with any Company instructions in respect thereof, and the Depositary will use reasonable efforts to comply with such Company instructions. Each Holder and all owners of beneficial interests in ADRs acknowledge that failure to provide on a timely basis any required notification of an interest in Shares may result in withholding of certain rights, including voting and dividend rights, in respect of the Shares in which such Holder or beneficial owner has an interest. All persons holding ADRs or beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations. The Company reserves the right to instruct Holders to deliver their ADRs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Holder thereof as a holder of Shares. The Company may also refuse to allow such Holder to redeposit such Shares into the ADR facility The Depositary agrees to cooperate with the Company in its efforts to inform Holders of the Company’s exercise of its rights under this paragraph and agrees to consult with, and provide reasonable assistance without risk or expense on the part of the Depositary, to the Company on the manner or manners in which it may enforce the withholding of such rights with respect to any Holder.

7.	Charges of DePositary

The Depositary may charge each person to whom ADRs are issued against deposits of Shares, including deposits in respect of Share Distributions, Rights and Other Distributions (as such terms are defined in paragraph (10)), and each person surrendering ADRs for withdrawal of Deposited Securities (including, without limitation, on the termination of the Deposit Agreement), U.S.$5.00 for each 100 ADSs (or portion thereof) evidenced by the ADRs delivered or surrendered. The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit or delivery of ADRs or Deposited Securities, as the case may be, to pay such charge. The Depositary may charge, in each case to the extent not prohibited by the rules of the primary stock exchange upon which the ADRs are traded, to any Holder (i) a fee not in excess of U.S. $0.02 per ADS held for the distribution of cash proceeds, including cash dividends or sale of rights and other entitlements, not made pursuant to a cancellation or withdrawal, and (ii) for the operation and maintenance services provided by the Depositary in administering the ADRs an annual fee of U.S.$0.02 or less per ADS; provided, however, that no charge will be assessed under this clause (ii) to the extent a fee of $.02 was charged pursuant to clause (i) above during that calendar year.

The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except (i) stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares), (ii) cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Holders delivering Shares, ADRs or Deposited Securities (which are payable by such persons or Holders), (iii) transfer or registration fees for the registration of transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities; there are no such fees in respect of the Shares as of the date of the Deposit Agreement), (iv) expenses of the Depositary in connection with the conversion of foreign currency into U.S. dollars (which are paid out of such foreign currency) and (v) such fees and expenses as are incurred by the Depositary (including without limitation expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in delivery of Deposited Securities or otherwise in connection with the Depositary’s or its Custodian’s compliance with applicable law, rule or regulation. These charges may be changed in the manner indicated in paragraph (16). The charges and expenses of the Custodian are for the sole account of the Depositary.

8.	Available Information

The Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary and the Custodian and at the Transfer Office. The Depositary will mail copies of such communications (or English translations or summaries thereof) to Holders when furnished by the Company. The Company shall publish on its web site (www.fiatgroup.com) on an ongoing basis, or otherwise make available through an electronic information delivery system, certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act.

9.	Execution

This ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Depositary

By ....................
Authorized Officer

At the date of the Deposit Agreement, the Depositary’s Transfer office is located at 60 Wall Street, New York, New York 10005.

[FORM OF REVERSE OF ADR]

10.	Distributions on Deposited Securities

Subject to paragraphs (4) and (5), to the extent practicable, the Depositary will, as promptly as practicable, distribute by mail to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder’s address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Holder’s ADRs:

(a)	Cash.

Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution in respect of any Deposited Securities or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) (“Cash”), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes or other governmental charges withheld, (ii) such distribution being impermissible or impracticable with respect to certain Holders, and (iii) deduction of the Depositary’s expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

Whenever the Depositary or the Custodian shall receive foreign currency, as a cash dividend or other cash distribution or as the net proceeds from the sale of securities, property or rights, which, in the judgment of the Depositary can then be converted on a reasonable basis into U.S. dollars and distributed to Holders entitled thereto in the United States, the Depositary shall convert or cause to be converted, as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars and shall transfer the resulting U.S. dollars (net of its reasonably and customary charges and expenses in effecting such conversion) to the United States. If at any time the Depositary shall, after consultation with the Company if practicable, determine that in its reasonable judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any governmental authority or agency thereof that is required for such conversion is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall, subject to applicable laws and regulations, (a) to the extent requested to do so in writing by Holders entitled to receive the same, distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to such Holders or (b), to the extent not so requested, hold such foreign currency (without liability for interest thereon or the investment thereof) for the respective accounts of the other Holders entitled to receive the same. If at the time the Depositary shall determine that in its judgment any U.S. dollars received by the Depositary upon conversion of foreign currency are not transferable into the United States, or if any approval or license of any governmental authority or agency thereof that is required for such transfer is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall hold such U.S. dollars (without liability for interest thereon or investment thereof) for the respective accounts of the Holders entitled to receive the same. If any such conversion of foreign currency into U.S. dollars and/or transfer into the United States, in whole or in part, can be effected for distribution to some but not all of the Holders entitled thereto, the Depositary may, in its reasonable discretion make such conversion and/or distribution in U.S. dollars to the extent permissible to the Holders entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance (without liability for interest thereon or investment thereof) for the respective accounts of, the Holders entitled thereto for whom such conversion and distribution is not practicable;

(b)	Shares.

(i) Additional ADRs evidencing whole ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution in respect of Deposited Securities consisting of Shares (a “Share Distribution”) and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Shares received in a Share Distribution, which Shares would give rise to fractional ADSs if additional ADRs were issued therefor, such U.S. dollars to be treated as Cash;

(c)	Rights.

(i) Warrants or, in the discretion of the Depositary, other instruments representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution in respect of Deposited Securities (“Rights”), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Rights, such U.S. dollars to be treated as Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the non-transferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse). The Depositary will not offer Rights to any Holder that is a “U.S. Person” (as defined in Regulation S), unless and until (i) a registration statement under the Securities Act of 1933 covering such offering has been declared effective by the Commission or (ii) the Depositary receives an opinion of counsel for the Company in the United States satisfactory to the Depositary to the effect that the offering and sale of the Rights and the securities for which they are exercisable to such Holders are exempt from registration under the Securities Act of 1933. The Company shall have no obligation to register the Rights or any such securities under the Securities Act of 1933; and

(d)	Other Distributions:

(i) securities or property available to the Depositary resulting from any distribution in respect of Deposited Securities other than Cash, Share Distributions and Rights (“Other Distributions”), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions, such U.S. dollars to be treated as Cash.

Distributions of U.S. dollars pursuant to any clause of this paragraph (10) will be made by checks drawn on a bank in the United States. Only whole U.S. dollars and cents will be distributed (any fractional cents being withheld without liability and dealt with by the Depositary in accordance with its then current procedures). Notwithstanding anything herein to the contrary, the Company shall have no obligation to either (i) register any ADSs, Shares, Rights or other securities described in this Paragraph (10) under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such ADSs, Shares, Rights or other securities in accordance with applicable U.S. securities laws.

11.	Record Dates

The Depositary shall, after consultation with the Company if practicable, fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities or the net proceeds thereof, to give instructions for the exercise of any voting rights in respect of Deposited Securities, to receive any notice or to act in respect of other matters and only such Holders at the close of business on such record date shall be so entitled.

12.	Voting of DePosited Securities

As soon as practicable after receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Shares or other Deposited Securities, unless the Company informs the Depositary otherwise in order to comply with applicable law, the Depositary shall mail to Holders a notice stating (a) such information as is contained in such notice and any solicitation materials (or a summary thereof in English provided by the Company), (b) that each Holder at the close of business on the record date set by the Depositary therefor will be entitled, subject to any applicable provisions of Italian law and the Company’s by-laws (Statuto), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Holders’ ADRs and (c) the manner in which such instructions may be given, including instructions to give a proxy to a person designated by the Company. Upon receipt of instructions of a Holder on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to vote or cause to be voted (including the granting of a proxy to the Company in accordance with instructions received from Holders) the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. On the business day following the date fixed by the Depositary as the last date for delivery of voting instructions, the Depositary shall endeavor to give notice to the Company by cable, telex or facsimile transmission of the voting instructions received from the Holders as of the close of business on such fixed date. In order to give Holders a reasonable opportunity to instruct the Depositary as to the exercise of voting rights in respect of Deposited Securities, as provided above, the Company shall give the Depositary notice of any such meeting or solicitation of consents or proxies not less than 25 days prior to the date of such meeting or vote.

13.	ChanGes Affecting Deposited Securities

Upon any change in par value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company or to which it is a party, any securities, cash or other property that shall be received by the Depositary in exchange for, or in conversion or replacement of, Deposited Securities shall be treated as Deposited Securities under this Deposit Agreement, and the ADRs shall thenceforth evidence ADSs representing the right to receive the Deposited Securities as so reconstituted, subject to the provisions of the following sentence. In any such case the Depositary may with the Company’s approval (which approval shall not be unreasonably withheld), and shall if the Company shall so reasonably request, subject to the Deposit Agreement, distribute any part of the securities, cash or other property so received or execute and deliver additional ADRs as in the case of a dividend of Shares, in either case in accordance with paragraph (10) and thereafter the Depositary may, in its discretion but with the prior approval of the Company (which approval shall not be unreasonably withheld), call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such newly received Deposited Securities the extent not so distributed.

14.	Exoneration

The Depositary, the Company, their agents and each of them shall: (a) incur no liability (i) if law, regulation, the provisions of or governing any Deposited Securities, act of God, war or other circumstance beyond its control shall prevent, delay or subject to any civil or criminal penalty any act which the Deposit Agreement or this ADR provides shall be done or performed by it, or (ii) by reason of any exercise or failure to exercise any discretion given it in the Deposit Agreement or this ADR; (b) assume no liability except to perform its obligations (other than those directly related to the handling of Deposited Securities and Cash) to the extent they are specifically set forth in this ADR and the Deposit Agreement without gross negligence or bad faith; (c) assume no liability except to perform its obligations directly related to the handling of Deposited Securities and Cash to the extent they are specifically set forth in this ADR and the Deposit Agreement without negligence or bad faith; (d) in the case of the Depositary and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR; (e) in the case of the Company and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; or (f) not be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The Depositary, the Company and their respective agents may rely and shall be protected in acting upon any written notice, request, direction or other document reasonably believed by them to be genuine and to have been signed and duly presented by the proper party or parties. The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs. The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company against losses incurred by the Company to the extent such losses are due to the negligence or bad faith of the Depositary. No disclaimer of liability under the Securities Act of 1933 is intended by any provision hereof. Neither the Depositary nor the Company, nor any of their respective officers, directors, representatives, employees or agents shall incur any liability to Holders, beneficial owners or third parties for any special, consequential, indirect or punitive damages arising from any breach of the terms of the Deposit Agreement or otherwise.

15.	ResiGnation and Removal of Depositary; The Custodian.

Subject to Section 13 of the Deposit Agreement, the Depositary may resign as Depositary by written notice of its election to do so delivered to the Company, or be removed as Depositary by the Company by written notice of such removal delivered to the Depositary. The Depositary may appoint substitute or additional Custodians and the term “Custodian” refers to each Custodian or all Custodians as the context requires.

16.	Amendment

Subject to the last sentence of paragraph (2), the ADRs and the Deposit Agreement may be amended by the Company and the Depositary, provided that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Holder of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement or the Form of ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the ADR at any time in accordance with such changed rules. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance.

17.	Termination.

Upon the resignation or removal of the Depositary pursuant to the Deposit Agreement, the Depositary shall, at the written direction of the Company, terminate the Deposit Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate the Deposit Agreement at its own initiative, after giving notice to the Holders as provided in the preceding sentence of this Paragraph (17), if no successor depositary shall have been appointed and accepted its appointment as provided in Section 13 of the Deposit Agreement within 90 days from the date on which either the Depositary delivered to the Company written notice of its resignation or the Company delivered to the Depositary written notice of its removal as Depositary hereunder. After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and this ADR, except to receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn together with any such distributions on Deposited Securities (without liability for interest) and any net proceeds from the sale of any Rights or other property, without liability for interest, as the Depositary may reasonably effect. As soon as practicable after the expiration of six months from the date so fixed for termination, the Depositary shall sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in a segregated account the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and this ADR, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents under paragraph (7) hereof and Section 16 of the Deposit Agreement.

Exhibit B

No. of ADSs:

_________________	_________________
Number
Each ADS represents One Share CUSIP:

AMERICAN DEPOSITARY RECEIPT

evidencing

AMERICAN DEPOSITARY SHARES

representing

PREFERENCE SHARES

of

FIAT S.p.A.

(Incorporated under the laws of the Republic of Italy)

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York corporation, as depositary hereunder (the “Depositary”), hereby certifies that _____ is the registered owner (a “Holder”) of __ American Depositary Shares (“ADSs”), each (subject to paragraph (13)) representing one preference share, 5.0 euro par value (including the rights to receive Shares described in paragraph (1), “Shares” and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the “Deposited Securities”), of FIAT S.p.A., a corporation organized under the laws of the Republic of Italy (the “Company”) deposited under the Amended and Restated Deposit Agreement dated as of December 19, 2006 (as amended from time to time, the “Deposit Agreement”) among the Company, the Depositary and all Holders from time to time of American Depositary Receipts issued thereunder (“ADRs”), each of whom by accepting an ADR becomes a party thereto. The Deposit Agreement and this ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the laws of the State of New York.

1.	Issuance of ADRs

This ADR is one of the ADRs issued under the Deposit Agreement. Subject to paragraphs (4) and (7), the Depositary may so issue ADRs (defined in paragraph (3)) only against deposit with the Custodian of: (a) Shares in form satisfactory to the Custodian; (b) rights to receive Shares from the Company or any registrar or transfer agent of the Company or other entity recording Share ownership or transactions on behalf of the Company; or (c) unless requested in writing by the Company to cease doing so at least two business days in advance of the proposed deposit, other rights to receive Shares (until such Shares are actually deposited pursuant to (a) or (b) above, “Pre-released ADRs”) only if (i) Pre-released ADRs are fully collateralized (marked to market daily) with cash or U.S. government securities held by the Depositary for the benefit of Holders (but such collateral shall not constitute “Deposited Securities”), (ii) each recipient of Pre-released ADRs represents and agrees in writing with the Depositary that such recipient or its customer (a) beneficially owns such Shares, (b) assigns all beneficial right, title and interest therein to the Depositary for the benefit of the Holders, (c) holds such Shares in trust for the account of the Depositary and (d) will deliver such Shares to the Custodian as soon as practicable and promptly but in no event more than five business days after demand therefor and (iii) all Pre-released ADRs evidence not more than 20% of all ADSs (excluding those evidenced by Pre-released ADRs); provided, however, that the Depositary reserves the right, after consultation with the Company, to change or disregard such limit from time to time as it deems appropriate. The Depositary may retain for its own account any earnings on collateral for Pre-released ADRs and its charges for issuance thereof. Shares or evidence of rights to receive Shares may be deposited through (x) electronic transfer of such Shares to the account maintained by the Custodian or its nominee for such purpose at Monte Titoli S.p.A., or (y) evidence satisfactory to the Custodian of irrevocable instructions to cause such Shares to be transferred to such account or (z) if the Shares are held in certificated form, delivery of the certificates representing such Shares in the manner specified by, and to the extent allowed under, applicable law. If use of the Monte Titoli S.p.A. book-entry system in connection with the Shares is discontinued at any time for any reason, the Company shall make other book-entry arrangements (if any) that it determines, after consultation with the Depositary, are reasonable. At the request, risk and expense of the person depositing Shares, the Depositary may accept deposits for forwarding to the Custodian and may deliver ADRs at a place other than the Transfer Office. Every person depositing Shares under the Deposit Agreement represents and warrants that such Shares are validly issued and outstanding, fully paid, nonassessable and free of pre-emptive rights, that the person making such deposit is duly authorized so to do and that such Shares (A) are not “restricted securities” as such term is defined in Rule 144 under the Securities Act of 1933, unless at the time of deposit they may be freely transferred in accordance with Rule 144 (k) or may otherwise be offered and sold freely in the United States in transactions exempt from registration under that Act or (B) have been registered under the Securities Act of 1933. Such representations and warranties shall survive the deposit of Shares, issuance of ADRs, the transfer of ADRs and the withdrawal of Shares in respect of surrendered ADRs. The Depositary will not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the Securities Act of 1933 and not so registered; the Depositary shall use its reasonable commercial efforts to refuse to accept for such deposit any Shares identified by the Company in order to facilitate the Company’s compliance with such Act.

2.	Withdrawal of Deposited Securities

Subject paragraphs (4), (5) and (7) and to the provisions of or governing Deposited Securities, upon surrender of (i) a certificated ADR in form satisfactory to the Depositary at the Transfer Office or (ii) proper instructions and documentation in the case of a Direct Registration ADR, the Holder hereof is entitled to delivery of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. Delivery of Deposited Securities may be made by (i) electronic transfer to an account at Mount Titoli S.p.A. specified in the Withdrawal Order in the name of the Holder or such name of the Holder or such other name as the Holder may direct, or (ii), at the risk and expense of the Holder, any other means as the Holder may reasonably request consistent with applicable law and the provisions of or governing the Deposited Securities. Such delivery of Deposited Securities shall be accompanied by the delivery to the Holder or to such other person as the Holder may direct of properly executed instruments of transfer or endorsements as may be necessary under applicable law, and, to the extent practicable, Deposited Securities that are Shares or other securities shall be registered in the name of such Holder or such other name as such Holder may direct. Notwithstanding any other provision of the Deposit Agreement or this ADR, the withdrawal of Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A. (1) of Form F-6 (as such instructions may be amended from time to time) under Securities Act of 1933.

3.	Transfers of ADRs

The Depositary or its agent will keep, at a designated transfer office in the Borough of Manhattan, The City of New York (the “Transfer Office”), (a) a register (the “ADR Register”) for the registration, registration of transfer, combination and split-up of ADRs, and, in the case of Direct Registration ADRs, shall include the Direct Registration System, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Deposit Agreement and (b) facilities for the delivery and receipt of ADRs. The term ADR Register includes the Direct Registration System. Title to this ADR and to the Deposited Securities represented by the ADSs evidenced hereby), when properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this ADR is registered on the ADR Register as the absolute owner hereof for all purposes. Subject to paragraphs (4) and (5), this ADR is transferable on the ADR Register and may be split into other ADRs evidencing the same number ADSs evidenced by this ADR, or combined with other ADRs into one ADR, by the Holder hereof or by duly authorized attorney upon surrender of this ADR at the Transfer Office properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the ADR Register at any time and from time to time when it deems it expedient after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business, or as reasonably requested by the Company. At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated ADR with a Direct Registration ADR, or vice versa, execute and deliver a certificated ADR or a Direct Registration ADR, as the case may be, evidencing the same aggregate number of ADSs as those evidenced by the certificated ADR or Direct Registration ADR, as the case may be, substituted.

4.	Certain Limitations

Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof or, subject to the last sentence of paragraph (2), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) of this ADR; (b) the production of proof satisfactory to it of (i) the identity and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of ADRs, Deposited Securities or any other securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and this ADR, as it may deem necessary or proper; and (c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement. The Depositary shall use its reasonable efforts to notify the Company of any procedures it establishes in the future pursuant to clause (c) above. The issuance of ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the last sentence of paragraph (2), the withdrawal of Deposited Securities, may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed necessary or advisable by the Depositary (after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business) or requested by the Company (after consultation with the Depositary).

5.	Taxes

If any tax or other governmental charge shall become payable by or on behalf of the Custodian or the Depositary with respect to this ADR, any Deposited Securities represented by the ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof, any part or all of such Deposited Securities (after attempting by reasonable means to notify the Holder hereof prior to such sale), for purposes of applying such deduction or the proceeds of any such sale in payment of any such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced hereby to reflect any such sales of Shares and shall distribute the net proceeds of any such sale after deduction of such tax or other charge (including the costs and expenses related thereto) to the Holders entitled thereto. The Depositary will forward to the Company in a timely fashion such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental authorities or agencies, and either the Company or the Depositary may file any such reports necessary to obtain benefits under any applicable tax treaties for Holders. The Depositary shall cooperate with the Company in the Company’s efforts to make and maintain arrangements enabling Holders to receive any tax credits or other benefits (pursuant to treaty or otherwise) relating to dividend payments on the ADSs, and the Depositary shall, to the extent reasonably practicable, provide the Company with such documents as the Company may reasonably request to maintain such arrangements. In connection with any distribution to Holders, the Company will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may, after consultation with the Company to the extent practicable, dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto.

6.	Disclosure of Interests

To the extent that the provisions of or governing any Deposited Securities require disclosure of or impose limits on beneficial or other ownership of Deposited Securities, other Shares and other securities and provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and all owners of beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations and to cooperate with the Depositary in the Depositary’s compliance with any Company instructions in respect thereof, and the Depositary will use reasonable efforts to comply with such Company instructions. Each Holder and all owners of beneficial interests in ADRs acknowledge that failure to provide on a timely basis any required notification of an interest in Shares may result in withholding of certain rights, including voting and dividend rights, in respect of the Shares in which such Holder or beneficial owner has an interest. All persons holding ADRs or beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations. The Company reserves the right to instruct Holders to deliver their ADRs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Holder thereof as a holder of Shares. The Company may also refuse to allow such Holder to redeposit such Shares into the ADR facility The Depositary agrees to cooperate with the Company in its efforts to inform Holders of the Company’s exercise of its rights under this paragraph and agrees to consult with, and provide reasonable assistance without risk or expense on the part of the Depositary, to the Company on the manner or manners in which it may enforce the withholding of such rights with respect to any Holder.

7.	Charges of DePositary

The Depositary may charge each person to whom ADRs are issued against deposits of Shares, including deposits in respect of Share Distributions, Rights and Other Distributions (as such terms are defined in paragraph (10)), and each person surrendering ADRs for withdrawal of Deposited Securities (including, without limitation, on the termination of the Deposit Agreement), U.S.$5.00 for each 100 ADSs (or portion thereof) evidenced by the ADRs delivered or surrendered. The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit or delivery of ADRs or Deposited Securities, as the case may be, to pay such charge. The Depositary may charge, in each case to the extent not prohibited by the rules of the primary stock exchange upon which the ADRs are traded, to any Holder (i) a fee not in excess of U.S. $0.02 per ADS held for the distribution of cash proceeds, including cash dividends or sale of rights and other entitlements, not made pursuant to a cancellation or withdrawal, and (ii) for the operation and maintenance services provided by the Depositary in administering the ADRs an annual fee of U.S.$0.02 or less per ADS; provided, however, that no charge will be assessed under this clause (ii) to the extent a fee of $.02 was charged pursuant to clause (i) above during that calendar year.

The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except (i) stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares), (ii) cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Holders delivering Shares, ADRs or Deposited Securities (which are payable by such persons or Holders), (iii) transfer or registration fees for the registration of transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities; there are no such fees in respect of the Shares as of the date of the Deposit Agreement), (iv) expenses of the Depositary in connection with the conversion of foreign currency into U.S. dollars (which are paid out of such foreign currency) and (v) such fees and expenses as are incurred by the Depositary (including without limitation expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in delivery of Deposited Securities or otherwise in connection with the Depositary’s or its Custodian’s compliance with applicable law, rule or regulation. These charges may be changed in the manner indicated in paragraph (16). The charges and expenses of the Custodian are for the sole account of the Depositary.

8.	Available Information

The Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary and the Custodian and at the Transfer Office. The Depositary will mail copies of such communications (or English translations or summaries thereof) to Holders when furnished by the Company. The Company shall publish on its web site (www.fiatgroup.com) on an ongoing basis, or otherwise make available through an electronic information delivery system, certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act.

9.	Execution

This ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Depositary

By ....................
Authorized Officer

At the date of the Deposit Agreement, the Depositary’s Transfer office is located at 60 Wall Street, New York, New York 10005.

[FORM OF REVERSE OF ADR]

10.	Distributions on Deposited Securities

Subject to paragraphs (4) and (5), to the extent practicable, the Depositary will, as promptly as practicable, distribute by mail to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder’s address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Holder’s ADRs:

(a)	Cash.

Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution in respect of any Deposited Securities or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) (“Cash”), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes or other governmental charges withheld, (ii) such distribution being impermissible or impracticable with respect to certain Holders, and (iii) deduction of the Depositary’s expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

Whenever the Depositary or the Custodian shall receive foreign currency, as a cash dividend or other cash distribution or as the net proceeds from the sale of securities, property or rights, which, in the judgment of the Depositary can then be converted on a reasonable basis into U.S. dollars and distributed to Holders entitled thereto in the United States, the Depositary shall convert or cause to be converted, as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars and shall transfer the resulting U.S. dollars (net of its reasonably and customary charges and expenses in effecting such conversion) to the United States. If at any time the Depositary shall, after consultation with the Company if practicable, determine that in its reasonable judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any governmental authority or agency thereof that is required for such conversion is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall, subject to applicable laws and regulations, (a) to the extent requested to do so in writing by Holders entitled to receive the same, distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to such Holders or (b), to the extent not so requested, hold such foreign currency (without liability for interest thereon or the investment thereof) for the respective accounts of the other Holders entitled to receive the same. If at the time the Depositary shall determine that in its judgment any U.S. dollars received by the Depositary upon conversion of foreign currency are not transferable into the United States, or if any approval or license of any governmental authority or agency thereof that is required for such transfer is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall hold such U.S. dollars (without liability for interest thereon or investment thereof) for the respective accounts of the Holders entitled to receive the same. If any such conversion of foreign currency into U.S. dollars and/or transfer into the United States, in whole or in part, can be effected for distribution to some but not all of the Holders entitled thereto, the Depositary may, in its reasonable discretion make such conversion and/or distribution in U.S. dollars to the extent permissible to the Holders entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance (without liability for interest thereon or investment thereof) for the respective accounts of, the Holders entitled thereto for whom such conversion and distribution is not practicable;

(b)	Shares.

(i) Additional ADRs evidencing whole ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution in respect of Deposited Securities consisting of Shares (a “Share Distribution”) and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Shares received in a Share Distribution, which Shares would give rise to fractional ADSs if additional ADRs were issued therefor, such U.S. dollars to be treated as Cash;

(c)	Rights.

(i) Warrants or, in the discretion of the Depositary, other instruments representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution in respect of Deposited Securities (“Rights”), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Rights, such U.S. dollars to be treated as Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the non-transferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse). The Depositary will not offer Rights to any Holder that is a “U.S. Person” (as defined in Regulation S), unless and until (i) a registration statement under the Securities Act of 1933 covering such offering has been declared effective by the Commission or (ii) the Depositary receives an opinion of counsel for the Company in the United States satisfactory to the Depositary to the effect that the offering and sale of the Rights and the securities for which they are exercisable to such Holders are exempt from registration under the Securities Act of 1933. The Company shall have no obligation to register the Rights or any such securities under the Securities Act of 1933; and

(d)	Other Distributions:

(i) securities or property available to the Depositary resulting from any distribution in respect of Deposited Securities other than Cash, Share Distributions and Rights (“Other Distributions”), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions, such U.S. dollars to be treated as Cash.

Distributions of U.S. dollars pursuant to any clause of this paragraph (10) will be made by checks drawn on a bank in the United States. Only whole U.S. dollars and cents will be distributed (any fractional cents being withheld without liability and dealt with by the Depositary in accordance with its then current procedures). Notwithstanding anything herein to the contrary, the Company shall have no obligation to either (i) register any ADSs, Shares, Rights or other securities described in this Paragraph (10) under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such ADSs, Shares, Rights or other securities in accordance with applicable U.S. securities laws.

11.	Record Dates

The Depositary shall, after consultation with the Company if practicable, fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities or the net proceeds thereof, to give instructions for the exercise of any voting rights in respect of Deposited Securities, to receive any notice or to act in respect of other matters and only such Holders at the close of business on such record date shall be so entitled.

12.	Voting of DePosited Securities

As soon as practicable after receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Shares or other Deposited Securities, unless the Company informs the Depositary otherwise in order to comply with applicable law, the Depositary shall mail to Holders a notice stating (a) such information as is contained in such notice and any solicitation materials (or a summary thereof in English provided by the Company), (b) that each Holder at the close of business on the record date set by the Depositary therefor will be entitled, subject to any applicable provisions of Italian law and the Company’s by-laws (Statuto), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Holders’ ADRs and (c) the manner in which such instructions may be given, including instructions to give a proxy to a person designated by the Company. Upon receipt of instructions of a Holder on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to vote or cause to be voted (including the granting of a proxy to the Company in accordance with instructions received from Holders) the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. On the business day following the date fixed by the Depositary as the last date for delivery of voting instructions, the Depositary shall endeavor to give notice to the Company by cable, telex or facsimile transmission of the voting instructions received from the Holders as of the close of business on such fixed date. In order to give Holders a reasonable opportunity to instruct the Depositary as to the exercise of voting rights in respect of Deposited Securities, as provided above, the Company shall give the Depositary notice of any such meeting or solicitation of consents or proxies not less than 25 days prior to the date of such meeting or vote.

13.	ChanGes Affecting Deposited Securities

Upon any change in par value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company or to which it is a party, any securities, cash or other property that shall be received by the Depositary in exchange for, or in conversion or replacement of, Deposited Securities shall be treated as Deposited Securities under this Deposit Agreement, and the ADRs shall thenceforth evidence ADSs representing the right to receive the Deposited Securities as so reconstituted, subject to the provisions of the following sentence. In any such case the Depositary may with the Company’s approval (which approval shall not be unreasonably withheld), and shall if the Company shall so reasonably request, subject to the Deposit Agreement, distribute any part of the securities, cash or other property so received or execute and deliver additional ADRs as in the case of a dividend of Shares, in either case in accordance with paragraph (10) and thereafter the Depositary may, in its discretion but with the prior approval of the Company (which approval shall not be unreasonably withheld), call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such newly received Deposited Securities the extent not so distributed.

14.	Exoneration

The Depositary, the Company, their agents and each of them shall: (a) incur no liability (i) if law, regulation, the provisions of or governing any Deposited Securities, act of God, war or other circumstance beyond its control shall prevent, delay or subject to any civil or criminal penalty any act which the Deposit Agreement or this ADR provides shall be done or performed by it, or (ii) by reason of any exercise or failure to exercise any discretion given it in the Deposit Agreement or this ADR; (b) assume no liability except to perform its obligations (other than those directly related to the handling of Deposited Securities and Cash) to the extent they are specifically set forth in this ADR and the Deposit Agreement without gross negligence or bad faith; (c) assume no liability except to perform its obligations directly related to the handling of Deposited Securities and Cash to the extent they are specifically set forth in this ADR and the Deposit Agreement without negligence or bad faith; (d) in the case of the Depositary and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR; (e) in the case of the Company and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; or (f) not be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The Depositary, the Company and their respective agents may rely and shall be protected in acting upon any written notice, request, direction or other document reasonably believed by them to be genuine and to have been signed and duly presented by the proper party or parties. The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs. The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company against losses incurred by the Company to the extent such losses are due to the negligence or bad faith of the Depositary. No disclaimer of liability under the Securities Act of 1933 is intended by any provision hereof. Neither the Depositary nor the Company, nor any of their respective officers, directors, representatives, employees or agents shall incur any liability to Holders, beneficial owners or third parties for any special, consequential, indirect or punitive damages arising from any breach of the terms of the Deposit Agreement or otherwise.

15.	ResiGnation and Removal of Depositary; The Custodian.

Subject to Section 13 of the Deposit Agreement, the Depositary may resign as Depositary by written notice of its election to do so delivered to the Company, or be removed as Depositary by the Company by written notice of such removal delivered to the Depositary. The Depositary may appoint substitute or additional Custodians and the term “Custodian” refers to each Custodian or all Custodians as the context requires.

16.	Amendment

Subject to the last sentence of paragraph (2), the ADRs and the Deposit Agreement may be amended by the Company and the Depositary, provided that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Holder of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement or the Form of ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the ADR at any time in accordance with such changed rules. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance.

17.	Termination.

Upon the resignation or removal of the Depositary pursuant to the Deposit Agreement, the Depositary shall, at the written direction of the Company, terminate the Deposit Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate the Deposit Agreement at its own initiative, after giving notice to the Holders as provided in the preceding sentence of this Paragraph (17), if no successor depositary shall have been appointed and accepted its appointment as provided in Section 13 of the Deposit Agreement within 90 days from the date on which either the Depositary delivered to the Company written notice of its resignation or the Company delivered to the Depositary written notice of its removal as Depositary hereunder. After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and this ADR, except to receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn together with any such distributions on Deposited Securities (without liability for interest) and any net proceeds from the sale of any Rights or other property, without liability for interest, as the Depositary may reasonably effect. As soon as practicable after the expiration of six months from the date so fixed for termination, the Depositary shall sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in a segregated account the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and this ADR, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents under paragraph (7) hereof and Section 16 of the Deposit Agreement.

Exhibit C

No. of ADSs:

_________________	_________________
Number
Each ADS represents One Share CUSIP:

AMERICAN DEPOSITARY RECEIPT

evidencing

AMERICAN DEPOSITARY SHARES

representing

SAVINGS SHARES

of

FIAT S.p.A.

(Incorporated under the laws of the Republic of Italy)

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York corporation, as depositary hereunder (the “Depositary”), hereby certifies that _____ is the registered owner (a “Holder”) of __ American Depositary Shares (“ADSs”), each (subject to paragraph (13)) representing one savings share, 5.0 euro par value (including the rights to receive Shares described in paragraph (1), “Shares” and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the “Deposited Securities”), of FIAT S.p.A., a corporation organized under the laws of the Republic of Italy (the “Company”) deposited under the Amended and Restated Deposit Agreement dated as of December 19, 2006 (as amended from time to time, the “Deposit Agreement”) among the Company, the Depositary and all Holders from time to time of American Depositary Receipts issued thereunder (“ADRs”), each of whom by accepting an ADR becomes a party thereto. The Deposit Agreement and this ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the laws of the State of New York.

1.	Issuance of ADRs

This ADR is one of the ADRs issued under the Deposit Agreement. Subject to paragraphs (4) and (7), the Depositary may so issue ADRs (defined in paragraph (3)) only against deposit with the Custodian of: (a) Shares in form satisfactory to the Custodian; (b) rights to receive Shares from the Company or any registrar or transfer agent of the Company or other entity recording Share ownership or transactions on behalf of the Company; or (c) unless requested in writing by the Company to cease doing so at least two business days in advance of the proposed deposit, other rights to receive Shares (until such Shares are actually deposited pursuant to (a) or (b) above, “Pre-released ADRs”) only if (i) Pre-released ADRs are fully collateralized (marked to market daily) with cash or U.S. government securities held by the Depositary for the benefit of Holders (but such collateral shall not constitute “Deposited Securities”), (ii) each recipient of Pre-released ADRs represents and agrees in writing with the Depositary that such recipient or its customer (a) beneficially owns such Shares, (b) assigns all beneficial right, title and interest therein to the Depositary for the benefit of the Holders, (c) holds such Shares in trust for the account of the Depositary and (d) will deliver such Shares to the Custodian as soon as practicable and promptly but in no event more than five business days after demand therefor and (iii) all Pre-released ADRs evidence not more than 20% of all ADSs (excluding those evidenced by Pre-released ADRs); provided, however, that the Depositary reserves the right, after consultation with the Company, to change or disregard such limit from time to time as it deems appropriate. The Depositary may retain for its own account any earnings on collateral for Pre-released ADRs and its charges for issuance thereof. Shares or evidence of rights to receive Shares may be deposited through (x) electronic transfer of such Shares to the account maintained by the Custodian or its nominee for such purpose at Monte Titoli S.p.A., or (y) evidence satisfactory to the Custodian of irrevocable instructions to cause such Shares to be transferred to such account or (z) if the Shares are held in certificated form, delivery of the certificates representing such Shares in the manner specified by, and to the extent allowed under, applicable law. If use of the Monte Titoli S.p.A. book-entry system in connection with the Shares is discontinued at any time for any reason, the Company shall make other book-entry arrangements (if any) that it determines, after consultation with the Depositary, are reasonable. At the request, risk and expense of the person depositing Shares, the Depositary may accept deposits for forwarding to the Custodian and may deliver ADRs at a place other than the Transfer Office. Every person depositing Shares under the Deposit Agreement represents and warrants that such Shares are validly issued and outstanding, fully paid, nonassessable and free of pre-emptive rights, that the person making such deposit is duly authorized so to do and that such Shares (A) are not “restricted securities” as such term is defined in Rule 144 under the Securities Act of 1933, unless at the time of deposit they may be freely transferred in accordance with Rule 144 (k) or may otherwise be offered and sold freely in the United States in transactions exempt from registration under that Act or (B) have been registered under the Securities Act of 1933. Such representations and warranties shall survive the deposit of Shares, issuance of ADRs, the transfer of ADRs and the withdrawal of Shares in respect of surrendered ADRs. The Depositary will not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the Securities Act of 1933 and not so registered; the Depositary shall use its reasonable commercial efforts to refuse to accept for such deposit any Shares identified by the Company in order to facilitate the Company’s compliance with such Act.

2.	Withdrawal of Deposited Securities

Subject paragraphs (4), (5) and (7) and to the provisions of or governing Deposited Securities, upon surrender of (i) a certificated ADR in form satisfactory to the Depositary at the Transfer Office or (ii) proper instructions and documentation in the case of a Direct Registration ADR, the Holder hereof is entitled to delivery of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. Delivery of Deposited Securities may be made by (i) electronic transfer to an account at Mount Titoli S.p.A. specified in the Withdrawal Order in the name of the Holder or such name of the Holder or such other name as the Holder may direct, or (ii), at the risk and expense of the Holder, any other means as the Holder may reasonably request consistent with applicable law and the provisions of or governing the Deposited Securities. Such delivery of Deposited Securities shall be accompanied by the delivery to the Holder or to such other person as the Holder may direct of properly executed instruments of transfer or endorsements as may be necessary under applicable law, and, to the extent practicable, Deposited Securities that are Shares or other securities shall be registered in the name of such Holder or such other name as such Holder may direct. Notwithstanding any other provision of the Deposit Agreement or this ADR, the withdrawal of Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A. (1) of Form F-6 (as such instructions may be amended from time to time) under Securities Act of 1933.

3.	Transfers of ADRs

The Depositary or its agent will keep, at a designated transfer office in the Borough of Manhattan, The City of New York (the “Transfer Office”), (a) a register (the “ADR Register”) for the registration, registration of transfer, combination and split-up of ADRs, and, in the case of Direct Registration ADRs, shall include the Direct Registration System, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Deposit Agreement and (b) facilities for the delivery and receipt of ADRs. The term ADR Register includes the Direct Registration System. Title to this ADR and to the Deposited Securities represented by the ADSs evidenced hereby), when properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this ADR is registered on the ADR Register as the absolute owner hereof for all purposes. Subject to paragraphs (4) and (5), this ADR is transferable on the ADR Register and may be split into other ADRs evidencing the same number ADSs evidenced by this ADR, or combined with other ADRs into one ADR, by the Holder hereof or by duly authorized attorney upon surrender of this ADR at the Transfer Office properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the ADR Register at any time and from time to time when it deems it expedient after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business, or as reasonably requested by the Company. At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated ADR with a Direct Registration ADR, or vice versa, execute and deliver a certificated ADR or a Direct Registration ADR, as the case may be, evidencing the same aggregate number of ADSs as those evidenced by the certificated ADR or Direct Registration ADR, as the case may be, substituted.

4.	Certain Limitations

Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof or, subject to the last sentence of paragraph (2), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) of this ADR; (b) the production of proof satisfactory to it of (i) the identity and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of ADRs, Deposited Securities or any other securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and this ADR, as it may deem necessary or proper; and (c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement. The Depositary shall use its reasonable efforts to notify the Company of any procedures it establishes in the future pursuant to clause (c) above. The issuance of ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the last sentence of paragraph (2), the withdrawal of Deposited Securities, may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed necessary or advisable by the Depositary (after making reasonable efforts to consult with the Company in the case of any closure outside of the ordinary course of business) or requested by the Company (after consultation with the Depositary).

5.	Taxes

If any tax or other governmental charge shall become payable by or on behalf of the Custodian or the Depositary with respect to this ADR, any Deposited Securities represented by the ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof, any part or all of such Deposited Securities (after attempting by reasonable means to notify the Holder hereof prior to such sale), for purposes of applying such deduction or the proceeds of any such sale in payment of any such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced hereby to reflect any such sales of Shares and shall distribute the net proceeds of any such sale after deduction of such tax or other charge (including the costs and expenses related thereto) to the Holders entitled thereto. The Depositary will forward to the Company in a timely fashion such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental authorities or agencies, and either the Company or the Depositary may file any such reports necessary to obtain benefits under any applicable tax treaties for Holders. The Depositary shall cooperate with the Company in the Company’s efforts to make and maintain arrangements enabling Holders to receive any tax credits or other benefits (pursuant to treaty or otherwise) relating to dividend payments on the ADSs, and the Depositary shall, to the extent reasonably practicable, provide the Company with such documents as the Company may reasonably request to maintain such arrangements. In connection with any distribution to Holders, the Company will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may, after consultation with the Company to the extent practicable, dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto.

6.	Disclosure of Interests

To the extent that the provisions of or governing any Deposited Securities require disclosure of or impose limits on beneficial or other ownership of Deposited Securities, other Shares and other securities and provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and all owners of beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations and to cooperate with the Depositary in the Depositary’s compliance with any Company instructions in respect thereof, and the Depositary will use reasonable efforts to comply with such Company instructions. Each Holder and all owners of beneficial interests in ADRs acknowledge that failure to provide on a timely basis any required notification of an interest in Shares may result in withholding of certain rights, including voting and dividend rights, in respect of the Shares in which such Holder or beneficial owner has an interest. All persons holding ADRs or beneficial interests in ADRs agree to comply with all such disclosure requirements and ownership limitations. The Company reserves the right to instruct Holders to deliver their ADRs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Holder thereof as a holder of Shares. The Company may also refuse to allow such Holder to redeposit such Shares into the ADR facility The Depositary agrees to cooperate with the Company in its efforts to inform Holders of the Company’s exercise of its rights under this paragraph and agrees to consult with, and provide reasonable assistance without risk or expense on the part of the Depositary, to the Company on the manner or manners in which it may enforce the withholding of such rights with respect to any Holder.

7.	Charges of DePositary

The Depositary may charge each person to whom ADRs are issued against deposits of Shares, including deposits in respect of Share Distributions, Rights and Other Distributions (as such terms are defined in paragraph (10)), and each person surrendering ADRs for withdrawal of Deposited Securities (including, without limitation, on the termination of the Deposit Agreement), U.S.$5.00 for each 100 ADSs (or portion thereof) evidenced by the ADRs delivered or surrendered. The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit or delivery of ADRs or Deposited Securities, as the case may be, to pay such charge. The Depositary may charge, in each case to the extent not prohibited by the rules of the primary stock exchange upon which the ADRs are traded, to any Holder (i) a fee not in excess of U.S. $0.02 per ADS held for the distribution of cash proceeds, including cash dividends or sale of rights and other entitlements, not made pursuant to a cancellation or withdrawal, and (ii) for the operation and maintenance services provided by the Depositary in administering the ADRs an annual fee of U.S.$0.02 or less per ADS; provided, however, that no charge will be assessed under this clause (ii) to the extent a fee of $.02 was charged pursuant to clause (i) above during that calendar year.

The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except (i) stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares), (ii) cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Holders delivering Shares, ADRs or Deposited Securities (which are payable by such persons or Holders), (iii) transfer or registration fees for the registration of transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities; there are no such fees in respect of the Shares as of the date of the Deposit Agreement), (iv) expenses of the Depositary in connection with the conversion of foreign currency into U.S. dollars (which are paid out of such foreign currency) and (v) such fees and expenses as are incurred by the Depositary (including without limitation expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in delivery of Deposited Securities or otherwise in connection with the Depositary’s or its Custodian’s compliance with applicable law, rule or regulation. These charges may be changed in the manner indicated in paragraph (16). The charges and expenses of the Custodian are for the sole account of the Depositary.

8.	Available Information

The Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary and the Custodian and at the Transfer Office. The Depositary will mail copies of such communications (or English translations or summaries thereof) to Holders when furnished by the Company. The Company shall publish on its web site (www.fiatgroup.com) on an ongoing basis, or otherwise make available through an electronic information delivery system, certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act.

9.	Execution

This ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Depositary

By ....................
Authorized Officer

At the date of the Deposit Agreement, the Depositary’s Transfer office is located at 60 Wall Street, New York, New York 10005.

[FORM OF REVERSE OF ADR]

10.	Distributions on Deposited Securities

Subject to paragraphs (4) and (5), to the extent practicable, the Depositary will, as promptly as practicable, distribute by mail to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder’s address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Holder’s ADRs:

(a)	Cash.

Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution in respect of any Deposited Securities or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) (“Cash”), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes or other governmental charges withheld, (ii) such distribution being impermissible or impracticable with respect to certain Holders, and (iii) deduction of the Depositary’s expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

Whenever the Depositary or the Custodian shall receive foreign currency, as a cash dividend or other cash distribution or as the net proceeds from the sale of securities, property or rights, which, in the judgment of the Depositary can then be converted on a reasonable basis into U.S. dollars and distributed to Holders entitled thereto in the United States, the Depositary shall convert or cause to be converted, as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars and shall transfer the resulting U.S. dollars (net of its reasonably and customary charges and expenses in effecting such conversion) to the United States. If at any time the Depositary shall, after consultation with the Company if practicable, determine that in its reasonable judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any governmental authority or agency thereof that is required for such conversion is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall, subject to applicable laws and regulations, (a) to the extent requested to do so in writing by Holders entitled to receive the same, distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to such Holders or (b), to the extent not so requested, hold such foreign currency (without liability for interest thereon or the investment thereof) for the respective accounts of the other Holders entitled to receive the same. If at the time the Depositary shall determine that in its judgment any U.S. dollars received by the Depositary upon conversion of foreign currency are not transferable into the United States, or if any approval or license of any governmental authority or agency thereof that is required for such transfer is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall hold such U.S. dollars (without liability for interest thereon or investment thereof) for the respective accounts of the Holders entitled to receive the same. If any such conversion of foreign currency into U.S. dollars and/or transfer into the United States, in whole or in part, can be effected for distribution to some but not all of the Holders entitled thereto, the Depositary may, in its reasonable discretion make such conversion and/or distribution in U.S. dollars to the extent permissible to the Holders entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance (without liability for interest thereon or investment thereof) for the respective accounts of, the Holders entitled thereto for whom such conversion and distribution is not practicable;

(b)	Shares.

(i) Additional ADRs evidencing whole ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution in respect of Deposited Securities consisting of Shares (a “Share Distribution”) and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Shares received in a Share Distribution, which Shares would give rise to fractional ADSs if additional ADRs were issued therefor, such U.S. dollars to be treated as Cash;

(c)	Rights.

(i) Warrants or, in the discretion of the Depositary, other instruments representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution in respect of Deposited Securities (“Rights”), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Rights, such U.S. dollars to be treated as Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the non-transferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse). The Depositary will not offer Rights to any Holder that is a “U.S. Person” (as defined in Regulation S), unless and until (i) a registration statement under the Securities Act of 1933 covering such offering has been declared effective by the Commission or (ii) the Depositary receives an opinion of counsel for the Company in the United States satisfactory to the Depositary to the effect that the offering and sale of the Rights and the securities for which they are exercisable to such Holders are exempt from registration under the Securities Act of 1933. The Company shall have no obligation to register the Rights or any such securities under the Securities Act of 1933; and

(d)	Other Distributions:

(i) securities or property available to the Depositary resulting from any distribution in respect of Deposited Securities other than Cash, Share Distributions and Rights (“Other Distributions”), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions, such U.S. dollars to be treated as Cash.

Distributions of U.S. dollars pursuant to any clause of this paragraph (10) will be made by checks drawn on a bank in the United States. Only whole U.S. dollars and cents will be distributed (any fractional cents being withheld without liability and dealt with by the Depositary in accordance with its then current procedures). Notwithstanding anything herein to the contrary, the Company shall have no obligation to either (i) register any ADSs, Shares, Rights or other securities described in this Paragraph (10) under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such ADSs, Shares, Rights or other securities in accordance with applicable U.S. securities laws.

11.	Record Dates

The Depositary shall, after consultation with the Company if practicable, fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities or the net proceeds thereof, to give instructions for the exercise of any voting rights in respect of Deposited Securities, to receive any notice or to act in respect of other matters and only such Holders at the close of business on such record date shall be so entitled.

12.	Voting of DePosited Securities

As soon as practicable after receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Shares or other Deposited Securities, unless the Company informs the Depositary otherwise in order to comply with applicable law, the Depositary shall mail to Holders a notice stating (a) such information as is contained in such notice and any solicitation materials (or a summary thereof in English provided by the Company), (b) that each Holder at the close of business on the record date set by the Depositary therefor will be entitled, subject to any applicable provisions of Italian law and the Company’s by-laws (Statuto), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Holders’ ADRs and (c) the manner in which such instructions may be given, including instructions to give a proxy to a person designated by the Company. Upon receipt of instructions of a Holder on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to vote or cause to be voted (including the granting of a proxy to the Company in accordance with instructions received from Holders) the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. On the business day following the date fixed by the Depositary as the last date for delivery of voting instructions, the Depositary shall endeavor to give notice to the Company by cable, telex or facsimile transmission of the voting instructions received from the Holders as of the close of business on such fixed date. In order to give Holders a reasonable opportunity to instruct the Depositary as to the exercise of voting rights in respect of Deposited Securities, as provided above, the Company shall give the Depositary notice of any such meeting or solicitation of consents or proxies not less than 25 days prior to the date of such meeting or vote.

13.	ChanGes Affecting Deposited Securities

Upon any change in par value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company or to which it is a party, any securities, cash or other property that shall be received by the Depositary in exchange for, or in conversion or replacement of, Deposited Securities shall be treated as Deposited Securities under this Deposit Agreement, and the ADRs shall thenceforth evidence ADSs representing the right to receive the Deposited Securities as so reconstituted, subject to the provisions of the following sentence. In any such case the Depositary may with the Company’s approval (which approval shall not be unreasonably withheld), and shall if the Company shall so reasonably request, subject to the Deposit Agreement, distribute any part of the securities, cash or other property so received or execute and deliver additional ADRs as in the case of a dividend of Shares, in either case in accordance with paragraph (10) and thereafter the Depositary may, in its discretion but with the prior approval of the Company (which approval shall not be unreasonably withheld), call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such newly received Deposited Securities the extent not so distributed.

14.	Exoneration

The Depositary, the Company, their agents and each of them shall: (a) incur no liability (i) if law, regulation, the provisions of or governing any Deposited Securities, act of God, war or other circumstance beyond its control shall prevent, delay or subject to any civil or criminal penalty any act which the Deposit Agreement or this ADR provides shall be done or performed by it, or (ii) by reason of any exercise or failure to exercise any discretion given it in the Deposit Agreement or this ADR; (b) assume no liability except to perform its obligations (other than those directly related to the handling of Deposited Securities and Cash) to the extent they are specifically set forth in this ADR and the Deposit Agreement without gross negligence or bad faith; (c) assume no liability except to perform its obligations directly related to the handling of Deposited Securities and Cash to the extent they are specifically set forth in this ADR and the Deposit Agreement without negligence or bad faith; (d) in the case of the Depositary and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR; (e) in the case of the Company and its agents hereunder, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; or (f) not be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The Depositary, the Company and their respective agents may rely and shall be protected in acting upon any written notice, request, direction or other document reasonably believed by them to be genuine and to have been signed and duly presented by the proper party or parties. The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs. The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company against losses incurred by the Company to the extent such losses are due to the negligence or bad faith of the Depositary. No disclaimer of liability under the Securities Act of 1933 is intended by any provision hereof. Neither the Depositary nor the Company, nor any of their respective officers, directors, representatives, employees or agents shall incur any liability to Holders, beneficial owners or third parties for any special, consequential, indirect or punitive damages arising from any breach of the terms of the Deposit Agreement or otherwise.

15.	ResiGnation and Removal of Depositary; The Custodian.

Subject to Section 13 of the Deposit Agreement, the Depositary may resign as Depositary by written notice of its election to do so delivered to the Company, or be removed as Depositary by the Company by written notice of such removal delivered to the Depositary. The Depositary may appoint substitute or additional Custodians and the term “Custodian” refers to each Custodian or all Custodians as the context requires.

16.	Amendment

Subject to the last sentence of paragraph (2), the ADRs and the Deposit Agreement may be amended by the Company and the Depositary, provided that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Holder of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement or the Form of ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the ADR at any time in accordance with such changed rules. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance.

17.	Termination.

Upon the resignation or removal of the Depositary pursuant to the Deposit Agreement, the Depositary shall, at the written direction of the Company, terminate the Deposit Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate the Deposit Agreement at its own initiative, after giving notice to the Holders as provided in the preceding sentence of this Paragraph (17), if no successor depositary shall have been appointed and accepted its appointment as provided in Section 13 of the Deposit Agreement within 90 days from the date on which either the Depositary delivered to the Company written notice of its resignation or the Company delivered to the Depositary written notice of its removal as Depositary hereunder. After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and this ADR, except to receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn together with any such distributions on Deposited Securities (without liability for interest) and any net proceeds from the sale of any Rights or other property, without liability for interest, as the Depositary may reasonably effect. As soon as practicable after the expiration of six months from the date so fixed for termination, the Depositary shall sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in a segregated account the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and this ADR, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents under paragraph (7) hereof and Section 16 of the Deposit Agreement.